UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT
                      Pursuant to Section 13 or 15 (d)
                   of the Securities Exchange Act of 1934


                       Date of Report:  October 17, 2000
                     (Date of earliest event reported)



                            INTEL CORPORATION
       (Exact name of registrant as specified in its charter)



  Delaware                     0-6217                   94-1672743
-----------                  -----------            ------------------
(State of                   (Commission             (IRS Employer
incorporation)              File Number)           Identification No.)



2200 Mission College Blvd., Santa Clara, California            95052-8119
----------------------------------------------------           ----------
(Address of principal executive offices)                       (Zip Code)


                           (408) 765-8080
                           --------------
        (Registrant's telephone number, including area code)

Item 5.  OTHER EVENTS

    5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended September 30, 2000 and forward-looking statements relating to 2000 and the Fourth Quarter of 2000 as presented in a press release of October 17, 2000.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits

         99.1 Financial information for Intel Corporation for the quarter ended September 30, 2000 and forward-looking statements relating to 2000 and the Fourth Quarter of 2000.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INTEL CORPORATION
                                                (Registrant)


Date: October 17, 2000                          By:/s/ ANDY D. BRYANT
                                                   ------------------------
                                                   Andy D. Bryant
                                                   Senior Vice President,
                                                   Chief Financial Officer
                                                   and Principal Accounting
                                                   Officer